SUPPLEMENT TO THE PROSPECTUS
                               DATED JUNE 29, 2001
                            MASON STREET FUNDS, INC.


As of January 1, 2002, Mason Street Advisers, LLC ("MSA") has replaced Northwestern Mutual Investment Services, LLC ("NMIS") as the investment advisor for Mason Street Funds. The fund managers for Mason Street Funds identified on pages 21 and 22 of the Prospectus have not changed. Mason Street Advisers is wholly-owned by The Northwestern Mutual Life Insurance Company.

As of January 1, 2002, shares of the Funds are available through Registered Representatives of Northwestern Mutual Investment Services, LLC as well as Registered Representatives of Robert W. Baird & Co. Incorporated ("Baird"). Your Registered Representative may act as a Registered Representative of NMIS on and after January 1, 2002 and may have acted as a Registered Representative of Baird prior to January 1, 2002.

Effective March 31, 2002, it is anticipated that Northwestern Mutual Investment Services, LLC, will replace Robert W. Baird & Co. Incorporated as the distributor for Mason Street Funds. NMIS is wholly-owned by The Northwestern Mutual Life Insurance Company. The address of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

The date of this Prospectus Supplement is January 1, 2002.